Exhibit 99.1

ISIS PHARMACEUTICALS, INC. 1896 Rutherford Road Carlsbad, CA 92008 MEMORANDUM

Date:                                                                   February 27, 2006

To:                                                                              STANLEY T. CROOKE

From:                                                               Joseph H. Wender

Subject:                                                     SEVERANCE BENEFIT AMENDMENT

Dear Stan:

By letter dated April 8, 2003 the Company offered you a 36 month lump sum severance payment to be made in the event that your employment was terminated as a result of a Change of Control.  The Company now extends the Severance Period for so long as you are employed by the Company.

Yours truly,

/s/ Joseph H. Wender

Joseph H. Wender

Chairman, Compensation Committee

Telephone 760-603-3848